Earnings Conference Call – Fourth Quarter 2016 February 1, 2017 John Wiehoff, Chairman & CEO Andrew Clarke, CFO Tim Gagnon, Director, Investor Relations Exhibit 99.2

Safe Harbor Statement Except for the historical information contained herein, the matters set forth in this presentation and the accompanying earnings release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to such factors as changes in economic conditions, including uncertain consumer demand; changes in market demand and pressures on the pricing for our services; competition and growth rates within the fourth party logistics industry; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight, and changes in relationships with existing truck, rail, ocean and air carriers; changes in our customer base due to possible consolidation among our customers; our ability to integrate the operations of acquired companies with our historic operations successfully; risks associated with litigation and insurance coverage; risks associated with operations outside of the U.S.; risks associated with the potential impacts of changes in government regulations; risks associated with the produce industry, including food safety and contamination issues; fuel prices and availability; changes to our share repurchase activity; the impact of war on the economy; and other risks and uncertainties detailed in our Annual and Quarterly Reports. 2

Results Q4 2016 Three months ended December 31 in thousands, except per share amounts and headcount Twelve months ended December 31 Total revenues increased as a result of volume increases across all services. Net revenues decreased primarily as a result of truckload margin compression. Income from operations was negatively impacted by higher SG&A expenses, including costs associated with the APC acquisition. APC added approximately 2% to total company net revenues. 3

Summarized Income Statement Personnel expenses decrease was primarily driven by lower variable compensation incentives and partially offset by average headcount growth. Selling, general, and administrative expenses increased due to higher claims, a higher provision for bad debt, and an increase in purchased services when compared to the fourth quarter of 2015. The effective tax rate was 35.8% in the fourth quarter of 2016. in thousands Three months ended Dec. 31 Twelve months ended Dec. 31 4

Other Financial Information Total debt balance $1.24 billion $500 million, 4.28% average coupon $740 million drawn on revolver, 1.92% current rate as of December 31, 2016 in thousands Three months ended Dec. 31 Twelve months ended Dec. 31 5

Capital Distribution Capital returned to shareholders during the year $245.4 million cash dividend $209.6 million in cash for repurchase activity 913,100 shares repurchased in the fourth quarter Average price $73.18 for the shares repurchased in the fourth quarter Target is to return approximately 90% of net income to shareholders annually. (a) 2012 Net Income is adjusted to excluded transaction related gains and expenses. A reconciliation of adjusted results appears in Appendix A. 2012 Dividends exclude the fifth dividend payment made during the year. (b) Includes a $500 million accelerated share repurchase. in thousands 6

Net Revenue by Service Line Q4 2016 Net revenues by service line for the enterprise (all segments). Sourcing net revenues does not include the Robinson Fresh transportation net revenues. in thousands Three months ended Dec. 31 Twelve months ended Dec. 31 7

North America Truckload cost and price change chart represents truckload shipments from all segments. Transportation net revenue margin represents total Transportation results from all segments. The percent change in cost per mile net of fuel increased each month in the fourth quarter when compared to the fourth quarter of 2015. Cost and price change exclude the estimated impact of fuel. North America Truckload Cost and Price Change(1) 8 YoY Price Change YoY Cost Change Transportation Net Revenue Margin

Transportation Results Q4 2016(1) in thousands Three months ended Dec. 31 Twelve months ended Dec. 31 (1) Includes results across all segments. 9 Total revenues increased as a result of volume increases across all services. Fuel had an approximate 110 basis point inflationary impact on the transportation net revenue margin in the fourth quarter of 2015.

North American Surface Transportation (“NAST”) Results Q4 2016 Three months ended December 31 Twelve months ended December 31 Total revenue growth was driven by volume increases in all services. Net revenues decreased primarily as a result of lower truckload pricing to customers on a year-over-year basis while purchased transportation costs were approximately flat. Income from operations decreased as a result of the net revenue decrease. in thousands, except headcount 10 Does not include intercompany revenues.

NAST Results by Service Line Q4 2016 Truckload, Less Than Truckload, and Intermodal Net revenue decrease in the fourth quarter was a result of a lower price per mile net of fuel while purchased transportation cost net of fuel was approximately flat. Volume growth in the fourth quarter was primarily the result of increased volume from both contractual and transactional customers. Net revenue increase in the fourth quarter was primarily the result of 5% volume growth. Net revenues decreased in the fourth quarter as a result of lower pricing on contractual business and less available transactional opportunities. Volume increase in the fourth quarter driven by contractual volume growth, partially offset by a decrease in transactional business. in thousands Three months ended December 31 Twelve months ended December 31 TL LTL IMDL 11 Represents price and cost YoY change for North America shipments across all segments. Pricing and cost measures exclude the estimated impact of the change in fuel prices.

Global Forwarding Results Q4 2016 Three months ended December 31 Twelve months ended December 31 The acquisition of APC Logistics added 14.7% to net revenue and 9% to average headcount in the fourth quarter of 2016 when compared to the fourth quarter of 2015. Net revenue growth was the result of strong performance across all Global Forwarding services. in thousands, except headcount 12 Does not include intercompany revenues.

Global Forwarding Results by Service Line Q4 2016 Ocean, Air, and Customs Achieved strong volume growth in all Global Forwarding services. Air freight success associated with the strategic initiative to grow air freight market share. Cross-selling initiatives yielded continued successful results in Global Forwarding in 2016. in thousands Three months ended Dec. 31 Twelve months ended Dec. 31 13

Robinson Fresh results include revenues from sourcing and transportation services. Net revenue decrease was a result of lower net revenues in both sourcing and transportation services in the fourth quarter of 2016 compared to the fourth quarter of 2015. Income from operations decreased as a result of lower net revenues and higher SG&A expenses. in thousands, except headcount Three months ended Dec. 31 Twelve months ended Dec. 31 Robinson Fresh Results Q4 2016 14 Does not include intercompany revenues.

Robinson Fresh Results Q4 2016 Sourcing Sourcing net revenue decrease was primarily the result of a decrease in net revenue per case and changes in the services mix. Case volume increased approximately 2 percent in the fourth quarter of 2016 when compared to the fourth quarter of 2015. in thousands Three months ended Dec. 31 Twelve months ended Dec. 31 15 Does not include intercompany revenues.

Robinson Fresh Results Q4 2016 Transportation Transportation net revenue decrease was primarily a result of lower truckload price per mile net of fuel, while purchase transportation costs net of fuel were approximately flat. in thousands Three months ended Dec. 31 Twelve months ended Dec. 31 16 Does not include intercompany revenues. Represents price and cost YoY change for North America shipments across all segments. Pricing and cost measures exclude the estimated impact of the change in fuel prices.

Results represent business from Managed Services, Other Surface Transportation outside of North America, and other miscellaneous operations. Headcount includes personnel from shared services, Managed Services, Other Surface Transportation, and other miscellaneous operations. All Other and Corporate Results Q4 2016 in thousands, except headcount Three months ended Dec. 31 Twelve months ended Dec. 31 17 Does not include intercompany revenues.

All Other and Corporate Results by Service Line Q4 2016 Managed Services and Other Surface Transportation Managed Services net revenue growth was a result of increases from both new and existing customers. Other Surface Transportation includes surface transportation outside of North America. Other Surface Transportation net revenue increase was primarily the result of growth from the Surface Transportation business in Europe. in thousands Three months ended Dec. 31 Twelve months ended Dec. 31 18

Final Comments January to date total company net revenue per day, including APC Logistics, has decreased approximately 1 percent when compared to January 2016. We continue to execute through the challenging North America truckload cycle. APC integration a top priority. 2017 Investment Priorities Growing market share across all services Technology Digitization Global expansion 19

Appendix A: 2012 Summarized Adjusted Income Statement To assist investors in understanding our financial performance, we supplement the financial results that are generated in accordance with the accounting principles generally accepted in the United States, or GAAP, with non-GAAP financial measures, including non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income and non-GAAP diluted net income per share. We believe that these non-GAAP measures provide meaningful insight into our operating performance excluding certain event-specific charges, and provide an alternative perspective of our results of operations. We use non-GAAP measures to assess our operating performance for the quarter. Management believes that these non-GAAP financial measures reflect an additional way of analyzing aspects of our ongoing operations that, when viewed with our GAAP results, provides a more complete understanding of the factors and trends affecting our business. The adjustment to personnel consists of $33 million of incremental vesting expense of our equity awards triggered by the gain on the divestiture of T-Chek. The balance consists of transaction related bonuses. The adjustments to other operating expenses reflect fees paid to third parties for: Investment banking fees related to the acquisition of Phoenix External legal and accounting fees related to the acquisitions of Apreo and Phoenix and the divestiture of T-Chek. The adjustment to investment and other income reflects the gain from the divestiture of T-Chek. The adjustment to diluted weighted average shares outstanding relates to the shares of C.H. Robinson stock issued as consideration paid to the sellers in the acquisition of Phoenix. The adjustment to diluted weighted average shares outstanding relates to the additional vesting of performance-based restricted stock as a result of the gain on sale recognized from the divestiture of T-Chek. in thousands, except per share amounts 20